Exhibit 99.1
The tables below reflect the realignment of the Company's reportable segments described in Item 7.01 of this Form 8-K.

	2018	2019					2020
	FY	Q1	Q2	Q3	Q4	FY	Q1
	(Unaudited; in thousands)
Revenue:
ANGI Homeservices	$1,132,241	$303,443	$343,896	$357,358	$321,508	$1,326,205	$343,650
Vimeo	159,641	43,581	45,713	52,145	54,576	196,015	56,968
Dotdash	130,991	33,961	37,728	40,285	55,620	167,594	44,120
Search	823,950	196,044	193,900	185,664	166,576	742,184	154,419
Emerging & Other	286,586	64,253	67,579	69,988	72,287	274,107	85,042
Inter-segment eliminations	(361)	(62)	(131)	(58)	(53)	(304)	(75)
Total	$2,533,048	$641,220	$688,685	$705,382	$670,514	$2,705,801	$684,124

Operating Income (Loss):
ANGI Homeservices	$63,906	$(3,641)	$11,403	$24,726	$6,157	$38,645	$(16,296)
Vimeo	(35,594)	(17,784)	(11,616)	(11,155)	(11,366)	(51,921)	(14,589)
Dotdash	18,778	3,047	7,010	3,695	15,269	29,021	2,411
Search	151,425	40,088	31,705	28,758	21,796	122,347	(220,563)
Emerging & Other	(26,627)	(17,252)	(12,527)	8,520	(531)	(21,790)	(17,870)
Corporate	(136,053)	(38,641)	(39,745)	(40,632)	(47,733)	(166,751)	(45,431)
Total	$35,835	$(34,183)	$(13,770)	$13,912	$(16,408)	$(50,449)	$(312,338)

Stock-based compensation expense:
ANGI Homeservices	$97,078	$19,282	$17,520	$8,784	$22,669	$68,255	$25,575
Vimeo	—	—	—	—	—	—	—
Dotdash	—	—	—	—	—	—	—
Search	—	—	—	—	—	—	—
Emerging & Other	919	—	—	—	—	—	25
Corporate	50,408	15,393	18,087	15,801	16,802	66,083	11,581
Total	$148,405	$34,675	$35,607	$24,585	$39,471	$134,338	$37,181

	2018	2019					2020
	FY	Q1	Q2	Q3	Q4	FY	Q1
	(Unaudited; in thousands)
Depreciation:
ANGI Homeservices	$24,310	$6,999	$8,796	$11,244	$12,876	$39,915	$12,138
Vimeo	1,200	193	132	39	114	478	58
Dotdash	969	226	218	216	314	974	210
Search	3,311	526	486	419	385	1,816	320
Emerging & Other	969	168	175	203	169	715	302
Corporate	11,634	3,028	3,086	2,888	3,049	12,051	2,464
Total	$42,393	$11,140	$12,893	$15,009	$16,907	$55,949	$15,492

Amortization of intangibles:
ANGI Homeservices	$62,212	$14,539	$13,713	$14,169	$13,061	$55,482	$12,980
Vimeo	6,349	1,391	2,020	3,119	3,123	9,653	3,123
Dotdash	1,637	3,877	1,147	3,115	1,467	9,606	4,390
Search	28,169	—	—	—	—	—	21,400
Emerging & Other	8,714	2,534	2,346	2,142	2,105	9,127	3,866
Corporate	—	—	—	—	—	—	—
Total	$107,081	$22,341	$19,226	$22,545	$19,756	$83,868	$45,759

Acquisition-related contingent consideration fair value adjustments:
ANGI Homeservices	$—	$—	$—	$—	$—	$—	$—
Vimeo	—	—	—	—	—	—	—
Dotdash	—	—	—	—	—	—	—
Search	—	—	—	—	—	—	—
Emerging & Other	1,136	1,529	1,617	(16,139)	(6,745)	(19,738)	(6,282)
Corporate	—	—	—	—	—	—	—
Total	$1,136	$1,529	$1,617	$(16,139)	$(6,745)	$(19,738)	$(6,282)

Goodwill impairment:
ANGI Homeservices	$—	$—	$—	$—	$—	$—	$—
Vimeo	—	—	—	—	—	—	—
Dotdash	—	—	—	—	—	—	—
Search	—	—	—	—	—	—	211,973
Emerging & Other	—	—	—	—	3,318	3,318	—
Corporate	—	—	—	—	—	—	—
Total	$—	$—	$—	$—	$3,318	$3,318	$211,973

	2018	2019					2020
	FY	Q1	Q2	Q3	Q4	FY	Q1
	(Unaudited; in thousands)
Adjusted EBITDA:
ANGI Homeservices	$247,506	$37,179	$51,432	$58,923	$54,763	$202,297	$34,397
Vimeo	(28,045)	(16,200)	(9,464)	(7,997)	(8,129)	(41,790)	(11,408)
Dotdash	21,384	7,150	8,375	7,026	17,050	39,601	7,011
Search	182,905	40,614	32,191	29,177	22,181	124,163	13,130
Emerging & Other	(14,889)	(13,021)	(8,389)	(5,274)	(1,684)	(28,368)	(19,959)
Corporate	(74,011)	(20,220)	(18,572)	(21,943)	(27,882)	(88,617)	(31,386)
Total	$334,850	$35,502	$55,573	$59,912	$56,299	$207,286	$(8,215)

Reconciliation of net earnings (loss) attributable to IAC/InterActiveCorp equity in IAC Holdings, Inc. to operating income (loss) to Adjusted EBITDA:

	2018	2019					2020
	FY	Q1	Q2	Q3	Q4	FY	Q1
	(Unaudited; in thousands)
Net earnings (loss) attributable to IAC/InterActiveCorp equity in IAC Holdings, Inc.	$246,772	$(14,247)	$13,789	$16,466	$6,887	$22,895	$(328,199)
Add back:
Net earnings (loss) attributable to noncontrolling interests	45,599	574	8,232	1,912	(1,430)	9,288	(2,372)
Income tax provision (benefit)	13,200	(29,194)	(5,046)	(19,079)	(7,170)	(60,489)	(41,432)
Other (income) expense, net	(282,795)	5,417	(33,982)	11,715	(17,197)	(34,047)	57,448
Interest expense - third party	13,059	3,267	3,237	2,898	2,502	11,904	2,217
Operating income (loss)	35,835	(34,183)	(13,770)	13,912	(16,408)	(50,449)	(312,338)
Stock-based compensation expense	148,405	34,675	35,607	24,585	39,471	134,338	37,181
Depreciation	42,393	11,140	12,893	15,009	16,907	55,949	15,492
Amortization of intangibles	107,081	22,341	19,226	22,545	19,756	83,868	45,759
Acquisition-related contingent consideration fair value adjustments	1,136	1,529	1,617	(16,139)	(6,745)	(19,738)	(6,282)
Goodwill impairment	—	—	—	—	3,318	3,318	211,973
Adjusted EBITDA	$334,850	$35,502	$55,573	$59,912	$56,299	$207,286	$(8,215)

The Company's primary financial measure is Adjusted EBITDA, which is defined as operating income excluding: (1) stock-based compensation expense; (2) depreciation; and (3) acquisition-related items consisting of (i) amortization of intangible assets and impairments of goodwill and intangible assets, if applicable, and (ii) gains and losses recognized on changes in the fair value of contingent consideration arrangements. The Company believes this measure is useful for analysts and investors as this measure allows a more meaningful comparison between our performance and that of our competitors. The above items are excluded from our Adjusted EBITDA measure because these items are non-cash in nature. Adjusted EBITDA has certain limitations because it excludes the impact of these expenses. The information presented above should be read in conjunction with the Company's historical combined financial statements and notes thereto found on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.